UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 24, 2011

MedAssets, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33881	51-0391128

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Point Center E, Suite 200, Alpharetta, Georgia	30022

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	678-323-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

Beginning with the first quarter of fiscal year 2011, MedAssets, Inc. (the “Company”) will report the results of its decision support services (“DSS”) operating unit in its Spend and Clinical Resource Management reporting segment.  Historically, the results of this operating unit were reported in its Revenue Cycle Management reporting segment.  This change was effective as of January 1, 2011 and will be reflected on a retrospective basis in accordance with generally accepted accounting principles (“GAAP”), with prior years also adjusted to reflect the change in reporting segments.

The Company is issuing this current report on Form 8-K in order to provide investors with historical financial information on a basis which is consistent with its new reporting structure. The schedules in Exhibit 99.1 provide unaudited non-GAAP consolidated and segment reporting by quarter for the fiscal years 2009 and 2010 which includes the DSS operating unit reporting segment change as well as acquisition-affected results pursuant to the Company’s acquisition of The Broadlane Group (“Broadlane”).  This information in no way revises or restates the consolidated statements of earnings, consolidated balance sheets, consolidated statements of shareholders’ equity or consolidated statements of cash flows for the Company for any period.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1
Introduction to Non-GAAP Financial Schedules; Consolidated Non-GAAP Acquisition-Affected Income Statement 2009-2010 by Quarter (unaudited); Revenue Cycle Management Segment Non-GAAP Acquisition-Affected and Recast Income Statement 2009-2010 by Quarter (unaudited); Spend and Clinical Resource Management Segment Non-GAAP Acquisition-Affected and Recast Income Statement 2009-2010 by Quarter (unaudited); Corporate Segment Non-GAAP Acquisition-Affected Income Statement 2009-2010 by Quarter (unaudited).

This exhibit is furnished pursuant to Item 8.01 and shall not be deemed to be “filed.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedAssets, Inc.

February 24, 2011	By:	/s/ L. Neil Hunn
Name: L. Neil Hunn

Title: Executive Vice President, Chief Financial Officer
and President of Revenue Cycle Technology

EXHIBIT INDEX

Exhibit No.	Description

99.1
Introduction to Non-GAAP Financial Schedules; Consolidated Non-GAAP Acquisition-Affected Income Statement 2009-2010 by Quarter (unaudited); Revenue Cycle Management Segment Non-GAAP Acquisition-Affected and Recast Income Statement 2009-2010 by Quarter (unaudited); Spend and Clinical Resource Management Segment Non-GAAP Acquisition-Affected and Recast Income Statement 2009-2010 by Quarter (unaudited); Corporate Segment Non-GAAP Acquisition-Affected Income Statement 2009-2010 by Quarter (unaudited).